UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2026

Commission File No. 001-12257

MERCURY GENERAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	95-2211612
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4484 Wilshire Boulevard
Los Angeles, California	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 937-1060

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MCY	New York Stock Exchange
Common Stock	MCY	New York Stock Exchange Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Agreement.

Senior Notes Offering

On June 12, 2026, Mercury General Corporation (the “Company”) completed a public offering of $525.0 million aggregate principal amount of its 6.250% Senior Notes due 2036 (the “Notes”). The Notes are the Company’s unsecured senior obligations and rank equally in right of payment with all of the Company’s existing and future unsecured senior indebtedness. The Notes were issued and sold at a public offering price of 99.764% of their principal amount.

The Notes were issued pursuant to an indenture (the “Base Indenture”), dated as of March 8, 2017, between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by a second supplemental indenture (the “Supplemental Indenture”), dated as of June 12, 2026, between the Company and the Trustee, as thereafter amended or supplemented (such Base Indenture, as so amended and supplemented, the “Indenture”). The Indenture includes customary agreements and covenants by the Company.

Interest on the Notes accrues at a rate of 6.250% per annum and is payable semi-annually in arrears on June 15 and December 15 of each year commencing on December 15, 2026. The Notes will mature on June 15, 2036.

Certain events are considered events of default under the Indenture and the Notes, which may result in the accelerated maturity of the Notes, including the following events:

(a)

if any event of default under a mortgage, indenture or instrument under which the Company may issue, or by which the Company may secure or evidence, any indebtedness, including an event of default under any other series of the Company’s debt securities, whether the indebtedness now exists or is later created or incurred, happens and consists of default in the payment of more than $35,000,000 in principal amount of indebtedness at the maturity of the indebtedness, after giving effect to any applicable grace period, or results in the indebtedness in principal amount in excess of $35,000,000 becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and this default is not cured or the acceleration is not rescinded or annulled within a period of 30 days after the Company receives written notice; or

(b)

the Company shall fail within 60 days to pay, bond or otherwise discharge any uninsured judgment or court order for the payment of money in excess of $35,000,000, which is not stayed on appeal or is not otherwise being appropriately contested in good faith; or

(c)

default in the payment of any interest on the Notes when it becomes due and payable, and continuance of such default for a period of 30 days (unless the entire amount of the payment is deposited by the Company with the Trustee or with a paying agent prior to the expiration of the 30-day period); or

(d)	default in the payment of principal of the Notes at maturity; or

(e)

default in the performance or breach of any other covenant or warranty by the Company in the Indenture (other than a covenant or warranty that has been included in the Indenture solely for the benefit of a series of debt securities other than the Notes), which default continues uncured for a period of 60 days after the Company receives written notice from the Trustee or the Company and the Trustee receive written notice from the holders of not less than 25% in principal amount of the outstanding Notes as provided in the Indenture; or

(f)	certain voluntary or involuntary events of bankruptcy, insolvency or reorganization of the Company.

The Base Indenture, the Supplemental Indenture and the form of global note for the offering are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The descriptions of the material terms of the Notes, the Base Indenture and the Supplemental Indenture are qualified in their entirety by reference to such exhibits.

Amendment to Amended and Restated Credit Agreement

On June 12, 2026, the Company entered into a Fourth Amendment to Amended and Restated Credit Agreement (the “Amendment”) with Bank of America, N.A., as administrative agent, and the lenders party thereto. The Amendment amends the Company’s existing Amended and Restated Credit Agreement, dated as of March 31, 2021 (as amended from time to time, including pursuant to the Amendment, the “Credit Agreement”). The Amendment permits the Company to incur the Notes as permitted indebtedness under the Credit Agreement.

The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the material terms of the Amendment is qualified in its entirety by reference to such exhibit.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On June 9, 2026, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Wells Fargo Securities, LLC and Raymond James & Associates, Inc. with respect to the offering of the Notes. The closing of the sale of the Notes occurred on June 12, 2026.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The Notes were offered pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission (the “SEC”) on May 12, 2026 (Registration No. 333-295812), a base prospectus, dated May 12, 2026, and a prospectus supplement, dated June 9, 2026, filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

1.1	Underwriting Agreement, dated as of June 9, 2026, between Mercury General Corporation and BofA Securities, Inc., Wells Fargo Securities, LLC and Raymond James & Associates, Inc.

4.1	Indenture, dated as of March 8, 2017, between Mercury General Corporation and Wilmington Trust, National Association (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed March 8, 2017) (File No. 001-12257)

4.2	Second Supplemental Indenture, dated as of June 12, 2026, between Mercury General Corporation and Wilmington Trust, National Association

4.3	Form of note representing the 6.250% Senior Notes due 2036 (included in exhibit 4.2)

5.1	Opinion of Latham & Watkins LLP

10.1	Fourth Amendment to Amended and Restated Credit Agreement, dated as of June 12, 2026, by and among Mercury General Corporation, Bank of America, N.A., as administrative agent, and the lenders party thereto

23.1	Consent of Latham & Watkins LLP (contained in Exhibit 5.1)

104	Cover Page Interactive Date File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2026		MERCURY GENERAL CORPORATION

	By:	/s/ Theodore Stalick
	Name:	Theodore Stalick
	Its:	Chief Financial Officer